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                                                                     EXHIBIT 25




                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

              ___________________________________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

    Check if an application to determine eligibility of a Trustee pursuant to
    Section 305(b)(2) _____

              ___________________________________________________


                                 CITIBANK, N.A.
              (Exact name of trustee as specified in its charter)

                                                                13-5266470
                                                             (I.R.S. employer
                                                            identification no.)

     399 Park Avenue, New York, New York                          10043
   (Address of principal executive office)                      (Zip Code)

              ___________________________________________________

                           BURLINGTON RESOURCES INC.
              (Exact name of obligor as specified in its charter)

                  Delaware                                      91-1413284
      (State or other jurisdiction of                        (I.R.S. employer
       incorporation or organization)                       identification no.)

               5051 Westheimer
               Houston, Texas                                      77056
   (Address of Principal Executive Offices)                     (Zip Code)

              ___________________________________________________


                                Debt Securities
                      (Title of the indenture securities)





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Item 1.              GENERAL INFORMATION.

                     Furnish the following information as to the trustee:

              (a) Name and address of each examining or supervising authority to which it is subject.

                     Name                                           Address
                     ----                                           -------
                     Comptroller of the Currency,               Washington, D.C.

                     Federal Reserve Bank of New York           New York, NY

                     Federal Deposit Insurance Corporation      Washington, D.C.

              (b) Whether it is authorized to exercise corporate trust powers.

                              Yes.

Item 2.              AFFILIATIONS WITH OBLIGOR.

                     If the obligor is an affiliate of the trustee, describe each such affiliation.

                              None.

Item 16.             LIST OF EXHIBITS.

                     Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

                     Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577)

                     Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

                     Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

                     Exhibit 5 -  Not applicable.

                     Exhibit 6 -  The consent of the Trustee required by
                     Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)





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                     Exhibit 7 -  Copy of the latest Report of Condition of
                     Citibank, N.A (as of March 31, 1993 - attached).

                     Exhibit 8 -  Not applicable.

                     Exhibit 9 -  Not applicable.


              ___________________________________________________

                                   SIGNATURE

             Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 1st day of July, 1994.


                                        CITIBANK, N.A.


                                        By  /s/Robert T. Kirchner
                                            Robert T. Kirchner
                                            Vice President